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                                   IXIS 2005-HE1                      DATA
Collateral Characteristics  Pool Balance                  $         584,523,722.71
--------------------------  # OF LOANS                    #                   3342         Please populate column D (&E) with the
                            AVG PRIN BALANCE              $             174,902.37         corresponding pool characteristics in
                            WAC                           %                  7.434         Column B.
                            WA NET RATE                   %                  6.914         - For values in currency format, omit $.
                            WAM                           #                    350         - For values in percentage format,
                            SEASONING                     #                    3.3         provide data to 3 decimal places and
                            SECOND LIENS                  %                  3.751         omit %.
                            WA CLTV                       %                  80.76         - For WAC Net Rate, subtract servicing
                            WA FICO                       #                    629         fee, trustee fee, and initial MI fee.
                            PREPAY PENALTIES              %                  88.40         - For MI Flag, Y or N.
ARM CHARACTERISTICS         WAC (ARMS ONLY)               %                  7.321
-------------------         WAM (ARMS ONLY)               #                    357
                            WA MARGIN                     %                  6.641
                            WA INITIAL CAP                %                  2.709
                            WA PERIODIC CAP               %                  1.284
                            WA CAP                        %                   6.54
                            WA MONTHS TO ROLL             #                     22
LOAN TYPE                   FIXED                         %                  10.88
---------                   BALLOONS                      %                   2.76
                            2/28 ARMS                     %                  79.09
                            3/27 ARMS                     %                   7.95
                            OTHER HYBRID ARMS             %                   1.93
INDEX                       1-MONTH LIBOR                 %                   0.00
-----                       6-MONTH LIBOR                 %                  89.09
                            OTHER INDEX                   %                  10.91
LOAN PURPOSE                PURCHASE                      %                  43.82
------------                CASH-OUT REFI                 %                  50.89
                            RATE-TERM REFI                %                   5.29
                            DEBT CONSOLIDATION            %                      0
OCCUPANCY STATUS            OWNER                         %                 95.065
----------------            SECOND HOME                   %                   0.48
                            INVESTOR                      %                   4.45
PROPERTY TYPE               SINGLE FAMILY                 %                  77.37
-------------               2-4 FAMILY                    %                   5.18
                            PUD                           %                  10.60
                            MH                            %                   0.02
                            CONDO                         %                   6.84
DOC TYPE                    FULL DOC                      %                  44.64
--------                    STATED DOC                    %                  51.18
                            LIMITED DOC                   %                   4.01
                            NO DOC                        %                   0.17
MI DATA                     MI FLAG                      Y/N    N
-------                     % OF POOL COVERED             %     N/A
                            EFFECTIVE LTV                 %     N/A

FICO DISTRIBUTION           FICO <460%                   0.00
-----------------           FICO 460-479%                   0.00
                            FICO 480-499%                   0.00
                            FICO 500-519%                   5.51
                            FICO 520-539%                   5.52
                            FICO 540-559%                   6.00
                            FICO 560-579%                   7.06
                            FICO 580-599%                   9.51
                            FICO 600-619%                  11.64
                            FICO 620-639%                  11.84
                            FICO 640-659%                  11.54
                            FICO 660-679%                   7.95
                            FICO 680-699%                   6.76
                            FICO 700-719%                   5.49
                            FICO 720-739%                   4.78
                            FICO 740-759%                   2.89
                            FICO >760%                   3.53

LTV DISTRIBUTION            LTV <20%                   0.08
----------------            LTV 20.01-30%                   0.23
                            LTV 30.01-40%                   0.52
                            LTV 40.01-50%                   1.28
                            LTV 50.01-60%                   3.18
                            LTV 60.01-70%                   9.10
                            LTV 70.01-80%                  45.31
                            LTV 80.01-90%                  28.55
                            LTV 90.01-100%                  11.75
                            LTV >100%                   0.00
                                                                      DATA             DATA
Loan Balance Distribution   $ 0-25,000                  # & %                   63            0.21
-------------------------   $ 25,001-50,000             # & %                  305            2.08
                            $ 50,001-75,000             # & %                  401            4.30
                            $ 75,001-100,000            # & %                  373            5.60
                            $ 100,001-150,000           # & %                  612           13.01
                            $ 150,001-200,000           # & %                  464           13.80
                            $ 200,001-250,000           # & %                  342           13.06
                            $ 250,001-300,000           # & %                  245           11.53
                            $ 300,001-350,000           # & %                  185           10.23
                            $ 350,001-400,000           # & %                  154            9.90
                            $ 400,001-450,000           # & %                   93            6.78
                            $ 450,001-500,000           # & %                   56            4.56
                            $ 500,001-550,000           # & %                   18            1.62
                            $ 550,001-600,000           # & %                   15            1.48
                            $ 600,001-650,000           # & %                    8            0.86
                            $ 650,001-700,000           # & %                    4            0.47
                            $ 700,001-750,000           # & %                    2            0.25

                            $ 750,001-800,000           # & %                    1            0.13
                            $ 800,001-850,000           # & %                    1            0.14
                            $ 850,001-900,000           # & %                    0            0.00
                            $ 900,001-950,000           # & %                    0            0.00
                            $ 950,001-1,000,000         # & %                    0            0.00
                            > $ 1,000,001               # & %                    0            0.00

GEOGRAPHIC DISTRIBUTION     ALABAMA                       %                   0.27
-----------------------     ARIZONA                       %                   1.43
                            ARKANSAS                      %                   0.32
                            CALIFORNIA                    %                  47.87
                            COLORADO                      %                   1.21
                            CONNECTICUT                   %                   0.87
                            DELAWARE                      %                   0.21
                            FLORIDA                       %                  13.66
                            GEORGIA                       %                   1.54
                            HAWAII                        %                   0.17
                            IDAHO                         %                   0.36
                            ILLINOIS                      %                   3.10
                            INDIANA                       %                   0.38
                            IOWA                          %                   0.30
                            KANSAS                        %                   0.13
                            KENTUCKY                      %                   0.25
                            LOUISIANA                     %                   0.61
                            MAINE                         %                   0.22
                            MARYLAND                      %                   2.82
                            MASSACHUSETTS                 %                   1.20
                            MICHIGAN                      %                   1.63
                            MINNESOTA                     %                   0.87
                            MISSISSIPPI                   %                   0.36
                            MISSOURI                      %                   0.68
                            MONTANA                       %                   0.01
                            NEBRASKA                      %                   0.09
                            NEVADA                        %                   2.64
                            NEW HAMPSHIRE                 %                   0.33
                            NEW JERSEY                    %                   1.57
                            NEW MEXICO                    %                   0.15
                            NEW YORK                      %                   3.86
                            NORTH CAROLINA                %                   0.65
                            NORTH DAKOTA                  %                   0.03
                            OHIO                          %                   1.14
                            OKLAHOMA                      %                   0.15
                            OREGON                        %                   1.37
                            PENNSYLVANIA                  %                   0.86
                            RHODE ISLAND                  %                   0.28
                            SOUTH CAROLINA                %                   0.07

                            SOUTH DAKOTA                  %                   0.04
                            TENNESSEE                     %                   0.57
                            TEXAS                         %                   0.88
                            UTAH                          %                   0.40
                            VERMONT                       %                   0.01
                            VIRGINIA                      %                   2.28
                            WASHINGTON                    %                   1.56
                            WEST VIRGINIA                 %                   0.22
                            WISCONSIN                     %                   0.37
                            WYOMING                       %                   0.05

    BALANCE        # OF LOANS   WAC     WA FICO   WA CLTV  OWNER OCC %  CASHOUT REFI%   FULL DOC%

$600,000-650,000            8   6.710       623   74.253      100.000         63.035      62.215
$650,001-700,000            4   6.617       653   88.083      100.000         49.793      74.403    Please populate appropriate
$700,001-750,000            2   7.172       593   77.502      100.000          0.000     100.000    loan characteristics for each
$751,001-800,000            1   6.090       575   76.500      100.000        100.000     100.000    loan bucket.
$800,001-850,000            1   6.250       629   70.000      100.000        100.000     100.000
$850,001-900,000            0   0.000     0.000    0.000        0.000          0.000       0.000
$900,001-950,000            0   0.000     0.000    0.000        0.000          0.000       0.000
$950,001-1,000,000          0   0.000     0.000    0.000        0.000          0.000       0.000
>$1,000,000                 0   0.000     0.000    0.000        0.000          0.000       0.000

----------------------------------------------------------------------------------------------------------------------
BALCURR                  COUNT           WAC           FICO           LTV            OOC             CO          FULL
----------------------------------------------------------------------------------------------------------------------

600,000.01 - 650,000.00     46         6.635            646        81.203         97.878         50.239        50.197
----------------------------------------------------------------------------------------------------------------------
650,000.01 - 700,000.00     29         6.491            639        81.024         89.654         34.532        34.573
----------------------------------------------------------------------------------------------------------------------
700,000.01 - 750,000.00     14         6.394            658        78.928         92.739         42.289        63.965
----------------------------------------------------------------------------------------------------------------------
750,000.01 - 800,000.00      8         6.399            640        81.047            100         49.708        37.494
----------------------------------------------------------------------------------------------------------------------
800,000.01 - 850,000.00      5          6.51            630        80.268            100         60.007        80.403
----------------------------------------------------------------------------------------------------------------------
850,000.01 - 900,000.00      1         6.875            607         69.23            100            100           100
----------------------------------------------------------------------------------------------------------------------
900,000.01 - 950,000.00      1           5.5            687         74.96            100              0             0
----------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00    2         6.869            673        64.404            100         50.489        50.489
----------------------------------------------------------------------------------------------------------------------
TOTAL:                     106          6.53            645        80.091         95.353         45.402        48.576
----------------------------------------------------------------------------------------------------------------------

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to
<450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

PERCENTAGE BY RANGE                                                LOANS WITHOUT MI
                                                                            FICOS
                                       <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                    ------------------------------------------------------------------------------------

                             <20       0.000      0.000      0.000     0.000      0.000     0.000      0.000    0.000
                                    ------------------------------------------------------------------------------------
                            20-30      0.000      0.000      0.000     0.001      0.000     0.000      0.000    0.000
                                    ------------------------------------------------------------------------------------
                            30-40      0.000      0.000      0.001     0.001      0.002     0.001      0.000    0.000
                                    ------------------------------------------------------------------------------------
                            40-50      0.000      0.000      0.005     0.003      0.002     0.001      0.000    0.000
                                    ------------------------------------------------------------------------------------
             CLTVS          50-60      0.000      0.001      0.010     0.010      0.007     0.002      0.001    0.001
                                    ------------------------------------------------------------------------------------
                            60-70      0.000      0.000      0.029     0.025      0.022     0.009      0.004    0.003
                                    ------------------------------------------------------------------------------------
                            70-80      0.000      0.001      0.058     0.070      0.113     0.114      0.068    0.029
                                    ------------------------------------------------------------------------------------
                            80-90      0.000      0.000      0.033     0.082      0.098     0.039      0.025    0.009
                                    ------------------------------------------------------------------------------------
                            90-100     0.000      0.000      0.001     0.014      0.044     0.036      0.019    0.003
                                    ------------------------------------------------------------------------------------
                             >100      0.000      0.000      0.000     0.000      0.000     0.000      0.000    0.000
                                    ------------------------------------------------------------------------------------

                                                                    LOANS WITH MI
                                                                       FICOS
                                       <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                    ------------------------------------------------------------------------------------

                         <20
                                    ------------------------------------------------------------------------------------
                        20-30
                                    ------------------------------------------------------------------------------------
                        30-40
                                    ------------------------------------------------------------------------------------
                        40-50
                                    ------------------------------------------------------------------------------------
              LTVS      50-60
                                    ------------------------------------------------------------------------------------
                        60-70
                                    ------------------------------------------------------------------------------------
                        70-80
                                    ------------------------------------------------------------------------------------
                        80-90
                                    ------------------------------------------------------------------------------------
                       90-100
                                    ------------------------------------------------------------------------------------
                        >100
                                    ------------------------------------------------------------------------------------

LOAN COUNT                                                          LOANS WITHOUT MI
                                                                         FICOS
                                      <450/NA    451-500    501-550   551-600    601-650   651-700    701-750    >750
                                    ------------------------------------------------------------------------------------

                             <20         0          0          3         2          1         0          0        0
                                    ------------------------------------------------------------------------------------
                            20-30        0          0          2         2          3         2          2        1
                                    ------------------------------------------------------------------------------------
                            30-40        0          0          7         5          5         7          1        0
                                    ------------------------------------------------------------------------------------
                            40-50        0          1         22         14        14         7          0        0
                                    ------------------------------------------------------------------------------------
             CLTVS          50-60        0          2         40         35        22         7          3        2
                                    ------------------------------------------------------------------------------------
                            60-70        0          1         114        79        63         26        17        9
                                    ------------------------------------------------------------------------------------
                            70-80        0          1         218       221        331       297        149       64
                                    ------------------------------------------------------------------------------------
                            80-90        0          1         128       282        277       112        54        18
                                    ------------------------------------------------------------------------------------
                            90-100       0          0          4         86        242       223        91        22
                                    ------------------------------------------------------------------------------------
                             >100        0          0          0         0          0         0          0        0
                                    ------------------------------------------------------------------------------------
                              #          0          6         538       726        958       681        317      116

                                                                     LOANS WITH MI
                                                                         FICOS
                                       <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                    ------------------------------------------------------------------------------------

                         <20
                                    ------------------------------------------------------------------------------------
                        20-30
                                    ------------------------------------------------------------------------------------
                        30-40
                                    ------------------------------------------------------------------------------------
                        40-50
                                    ------------------------------------------------------------------------------------
              LTVS      50-60
                                    ------------------------------------------------------------------------------------
                        60-70
                                    ------------------------------------------------------------------------------------
                        70-80
                                    ------------------------------------------------------------------------------------
                        80-90
                                    ------------------------------------------------------------------------------------
                       90-100
                                    ------------------------------------------------------------------------------------
                        >100
                                    ------------------------------------------------------------------------------------